Business Combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations

3.    BUSINESS COMBINATIONS

The total purchase consideration for business combinations were RMB332 million, nil and RMB721 million (US$111 million) for the years ended December 31, 2015, 2016 and 2017, respectively. The Company expected to complement its existing businesses and achieve significant synergies from such acquisitions. The acquired entities were considered insignificant, both individually and in aggregate. The results of the acquired entities’ operations have been included in the Company’s consolidated financial statements since their respective dates of acquisition.

Neither the results of operations since the acquisition dates nor the pro forma results of operations of the acquirees were presented because the effects of these business combinations, both individually and in aggregate, were not significant to the Company’s consolidated results of operations.